UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2006
_________________________

EAU Technologies, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-51807	87-0654478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1464 West 40 South, Suite 200, Lindon, Utah 84042
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (801) 443-1031

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

Separation Agreement with the Company’s Former President.
On May 26, 2006, John Hopkins submitted his resignation as President of the Company and a member of the board, and the Company and Mr. Hopkins signed a Separation Agreement, a copy of which is attached hereto as Exhibit 10.1. For additional information, see Item 5.02 below.

Section 3 - Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

Stock Option Issued to Former President.
In connection with the Separation Agreement for John Hopkins (see Item 5.02 below), Mr. Hopkins received a stock option for 25,000 shares on Company common stock at a price of $1.75 per share. The issuance of the stock option was exempt from registration with the Securities and Exchange Commission under Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, in that Mr. Hopkins is an accredited investor and the issuance occurred without general solicitation.

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) and (b) Resignation of President and Director. On May 26, 2006, John Hopkins submitted his resignation as President of the Company, and the Company and Mr. Hopkins signed a Separation Agreement, a copy of which is attached hereto as Exhibit 10.1. Under the terms of the Separation Agreement, the effective date of his resignation as an officer and director was a date determined by the Company within 90 days after the date of the Separation Agreement; that date was determined as July 26, 2006. However, Mr. Hopkins continued to act as a director until January 10, 2007. On January 12, 2007, John Hopkins confirmed to the Board of Directors his resignation as a director. Under the Separation Agreement, the Company agreed to pay Mr. Hopkins a reduced salary of $7,500 per month through the effective date, and then pay $11,500 per month for six months. All these payments have been made, with the last installment paid on January 2, 2007. The Separation Agreement also provides for a final lump sum payment of $69,000. In addition, Mr. Hopkins received a stock option for 25,000 shares at a price of $1.75 per share. The Company expects to process the final lump sum payment under the severance arrangement in April 2007. However, in addition to normal income tax withholding on that severance amount, the Company will hold back an additional amount as an offset to various federal and state tax withholding obligations on past amounts paid to Mr. Hopkins or his affiliate. Mr. Hopkins has informed the Company that he does not agree with some of the statements in this Form 8-K, and he intends to submit a letter describing his points of disagreement. The Company will amend this Form 8-K when he submits the letter.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable

(c) Shell Company Transactions.
Not Applicable

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement dated as of May 26, 2006 by and between EAU Technologies, Inc. and John Hopkins

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EAU Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2nd, 2007	EAU TECHNOLOGIES, INC.

By: /s/ Wade R. Bradley
Wade R. Bradley
President and Chief Executive Officer

EXHIBIT INDEX

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement dated as of May 26, 2006 by and between EAU Technologies, Inc. and John Hopkins